UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2024 (October 13, 2023)

FedEx Corporation

(Exact name of registrant as specified in its charter)

Commission File Number 1-15829

Delaware	62-1721435
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

942 South Shady Grove Road, Memphis, Tennessee	38120
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (901) 818-7500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.10 per share	FDX	New York Stock Exchange
0.450% Notes due 2025	FDX 25A	New York Stock Exchange
1.625% Notes due 2027	FDX 27	New York Stock Exchange
0.450% Notes due 2029	FDX 29A	New York Stock Exchange
1.300% Notes due 2031	FDX 31	New York Stock Exchange
0.950% Notes due 2033	FDX 33	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 13, 2023, FedEx Corporation (“FedEx” or the “Company”) filed a Current Report on Form 8-K disclosing that Guy M. Erwin II had been appointed to serve as Interim Principal Accounting Officer of FedEx beginning on October 21, 2023.

On April 26, 2024, the Board of Directors of FedEx appointed Mr. Erwin to serve as the Company’s Corporate Vice President – Chief Accounting Officer, effective May 1, 2024.

Mr. Erwin, 47, has served as Interim Principal Accounting Officer of the Company since October 21, 2023 and Staff Vice President and Corporate Controller of the Company since September 2021. He was Director – Accounting of FedEx Corporate Services, Inc. from 2017 to 2021. Prior to that, he held various positions in the finance organization at FedEx from 2001 through 2017, including Staff Director – Financial Reporting from 2013 to 2017.

There are no transactions since the beginning of the Company’s last fiscal year in which the Company is a participant and in which Mr. Erwin or any members of his immediate family have any interest that are required to be reported under Item 404(a) of Regulation S-K. No family relationships exist between Mr. Erwin and any of the Company’s directors or executive officers. The appointment of Mr. Erwin was not pursuant to any arrangement or understanding between him and any person, other than a director or executive officer of FedEx acting in his or her official capacity.

In connection with his appointment as the Company’s Corporate Vice President – Chief Accounting Officer, Mr. Erwin will receive a promotional bonus, continue receiving a base salary, and be eligible to participate in the Company’s annual incentive compensation plans and long-term incentive plans and receive stock options and restricted stock awards under the FedEx Corporation 2019 Omnibus Incentive Stock Plan, at levels commensurate with other similarly situated persons at the Company. Additional details regarding the Company’s annual incentive compensation plans and long-term incentive plans are described beginning on page 48 of the Company’s 2023 Proxy Statement filed with the Securities and Exchange Commission on August 10, 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FedEx Corporation

Date: April 26, 2024	By:	/s/ Mark R. Allen
Mark R. Allen
Executive Vice President, General Counsel and Secretary